Exhibit 99.1

Guidewire Software Announces Third Quarter Fiscal 2017 Financial Results

Foster City, CA - June 1, 2017 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended April 30, 2017.

“Revenue and profitability exceeded our guidance for the third quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “Our quarter benefited from the completion of a significant expansion of our relationship with an existing Tier 1 customer earlier in the fiscal year than we expected, as well as sales across our core, data, and digital product families.”

Ryu continued, “We also advanced the delivery of our software as cloud-based solutions.  We completed the first sale of our all-in-one cloud-based system, InsuranceNow, and our first cloud-based implementation of InsuranceSuite went live in May with its first line of business.  This latter engagement, which we have described as a digital greenfield project, represents a major milestone in our strategy to offer the full breadth of Guidewire InsurancePlatform in both cloud-based and on-premises models to serve our customers’ diverse needs.”

Third Quarter Fiscal 2017 Financial Highlights

Revenue

•
License and other revenue for the third quarter of fiscal 2017 was $59.0 million, an increase of 29% from the third quarter of fiscal 2016. Maintenance revenue was $16.9 million, an increase of 15% and services revenue was $47.6 million, an increase of 24%. Total revenue was $123.4 million, an increase of 25% from the same quarter in fiscal 2016.

•
License and other revenue for the nine months ended April 30, 2017 was $161.8 million, an increase of 23% from the comparable period in fiscal 2016. Maintenance revenue was $50.0 million, an increase of 16% and services revenue was $121.4 million, an increase of 12%. Total revenue was $333.2 million, an increase of 18% from the same period in fiscal 2016.

•	Rolling four-quarter recurring term license and maintenance revenue was $304.9 million as of April 30, 2017, an increase of 22% compared to the same metric as of April 30, 2016.
Profitability

•	GAAP loss from operations was $4.3 million for the third quarter of fiscal 2017, compared with a loss of $5.8 million in the comparable period in fiscal 2016.

•	Non-GAAP income from operations was $17.1 million for the third quarter of fiscal 2017, compared with $11.0 million in the comparable period in fiscal 2016.

•
GAAP net loss was $1.8 million for the third quarter of fiscal 2017, compared with a net loss of $0.4 million for the comparable period in fiscal 2016. GAAP net loss per share was $0.02, based on diluted weighted average shares outstanding of 74.2 million, compared with $0.01 net loss per share for the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 72.3 million.

•
Non-GAAP net income was $12.3 million for the third quarter of fiscal 2017, compared with $10.7 million in the comparable period in fiscal 2016. Non-GAAP net income per diluted share was $0.16, based on diluted weighted average shares outstanding of 75.2 million, compared with $0.14 in the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 73.6 million.

Balance Sheet

•
The Company had $591.4 million in cash, cash equivalents and investments at April 30, 2017, compared with $735.8 million at July 31, 2016. The decrease in cash, cash equivalents and investments was primarily due to $154.1 million cash used for the acquisition of ISCS and $33.5 million used for the acquisition of FirstBest. The Company generated $21.9 million cash from operations in the third quarter of fiscal 2017, compared with cash flow from operations of $23.6 million in the comparable period in fiscal 2016.

Business Outlook
Guidewire is issuing the following outlook for the fourth quarter and fiscal 2017, based on current expectations:

(in $ millions, except per share outlook)	Fourth Quarter Fiscal 2017			Full Year Fiscal 2017
Revenue	165.8	–	169.8	499.0	–	503.0
License and other revenue	96.2	–	100.2	258.0	–	262.0
Maintenance revenue	17.5	–	18.5	67.5	–	68.5
Services revenue	50.6	–	52.6	172.0	–	174.0
GAAP income from operations	16.5	–	20.5	2.0	–	6.0
Non-GAAP income from operations	39.4	–	43.4	86.0	–	90.0
GAAP net income	9.1	–	11.2	3.4	–	5.5
GAAP net income per share	0.12	–	0.15	0.05	–	0.07
Non-GAAP net income	27.3	–	30.1	61.4	–	64.1
Non-GAAP net income per share	0.36	–	0.40	0.82	–	0.86
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP income from operations and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software Third Quarter Fiscal 2017 Financial Results Conference Call

When:	Thursday, June 1, 2017

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(877) 857-6163, Domestic
(719) 325-4763, International

Replay:	(844) 512-2921, Passcode 9703680, Domestic
(412) 317-6671, Passcode 9703680, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property and Casualty (P&C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements -- core operations, data and analytics, and digital engagement -- into an insurance platform that enhances insurers’ ability to engage and empower their customers and employees. More than 300 P&C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	April 30, 2017	July 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$180,166	$223,582
Short-term investments	297,307	404,655
Accounts receivable	94,955	62,792
Prepaid expenses and other current assets	30,743	16,643
Total current assets	603,171	707,672
Long-term investments	113,913	107,565
Property and equipment, net	11,896	12,955
Intangible assets, net	76,091	14,204
Deferred tax assets, net	42,960	31,364
Goodwill	142,027	30,080
Other assets	13,156	12,338
TOTAL ASSETS	$1,003,214	$916,178
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$11,768	$9,929
Accrued employee compensation	37,451	41,267
Deferred revenues, current	104,335	60,270
Other current liabilities	10,511	7,617
Total current liabilities	164,065	119,083
Deferred revenues, noncurrent	2,848	9,745
Other liabilities	2,393	3,415
Total liabilities	169,306	132,243
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	799,491	742,690
Accumulated other comprehensive loss	(7,718)	(6,593)
Retained earnings	42,128	47,831
Total stockholders’ equity	833,908	783,935
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,003,214	$916,178

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2017	2016	2017	2016
Revenues:
License and other	$58,971	$45,796	$161,767	$131,512
Maintenance	16,858	14,676	49,972	42,945
Services	47,607	38,388	121,445	108,812
Total revenues	123,436	98,860	333,184	283,269
Cost of revenues: (1)
License and other	5,208	2,137	10,419	4,878
Maintenance	3,480	3,034	9,884	8,145
Services	42,780	33,836	113,995	96,055
Total cost of revenues	51,468	39,007	134,298	109,078
Gross profit:
License and other	53,763	43,659	151,348	126,634
Maintenance	13,378	11,642	40,088	34,800
Services	4,827	4,552	7,450	12,757
Total gross profit	71,968	59,853	198,886	174,191
Operating expenses: (1)
Research and development	34,090	29,273	94,865	80,354
Sales and marketing	28,788	22,908	77,808	64,860
General and administrative	13,429	13,449	40,649	36,015
Total operating expenses	76,307	65,630	213,322	181,229
Loss from operations	(4,339)	(5,777)	(14,436)	(7,038)
Interest income	1,394	2,211	4,280	3,665
Other income (expense), net	11	804	(335)	(161)
Loss before income taxes	(2,934)	(2,762)	(10,491)	(3,534)
Benefit from income taxes	(1,115)	(2,358)	(4,788)	(2,413)
Net loss	$(1,819)	$(404)	$(5,703)	$(1,121)
Net loss per share:
Basic	$(0.02)	$(0.01)	$(0.08)	$(0.02)
Diluted	$(0.02)	$(0.01)	$(0.08)	$(0.02)
Shares used in computing net loss per share:
Basic	74,175,603	72,297,934	73,731,132	71,769,613
Diluted	74,175,603	72,297,934	73,731,132	71,769,613

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended April 30,		Nine Months Ended April 30,
	2017	2016	2017	2016
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$90	$107	$231	$299
Cost of maintenance revenues	416	388	1,265	1,107
Cost of services revenues	4,459	4,450	13,969	13,486
Research and development	4,508	3,889	13,625	11,472
Marketing and sales	3,992	3,602	12,498	10,648
General and administrative	3,732	3,757	12,073	10,873
Total stock-based compensation expenses	$17,197	$16,193	$53,661	$47,885

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2017	2016	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,819)	$(404)	$(5,703)	$(1,121)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,825	2,293	12,208	5,835
Stock-based compensation	17,197	16,193	53,661	47,885
(Excess tax benefit) shortfall from exercise of stock options and vesting of restricted stock units	962	—	962	(566)
Deferred income tax	(1,162)	(3,064)	(6,779)	(4,767)
Amortization of premium on available-for-sale securities	314	834	1,174	2,672
Other non-cash items affecting net income (loss)	19	(977)	27	(954)
Changes in operating assets and liabilities:
Accounts receivable	(24,922)	(653)	(25,745)	1,568
Prepaid expenses and other assets	(3,483)	(2,669)	(7,172)	(4,977)
Accounts payable	2,261	700	546	(691)
Accrued employee compensation	11,495	6,869	(3,589)	(8,095)
Other liabilities	(470)	(435)	(1,085)	(556)
Deferred revenues	15,671	4,924	33,032	14,408
Net cash provided by operating activities	21,888	23,611	51,537	50,641
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(52,150)	(150,484)	(343,761)	(492,474)
Sales of available-for-sale securities	144,159	152,790	442,830	474,297
Purchases of property and equipment	(619)	(1,376)	(3,236)	(5,243)
Capitalized software development costs	(374)	—	(374)	—
Strategic investment	(4,677)	—	(4,677)	—
Acquisitions of business, net of acquired cash	(154,056)	(39,530)	(187,590)	(39,530)
Net cash used in investing activities	(67,717)	(38,600)	(96,808)	(62,950)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	1,385	1,432	3,419	5,421
Taxes remitted on RSU awards vested	—	—	—	(1,488)
Excess tax benefit (shortfall) from exercise of stock options and vesting of restricted stock units	(962)	—	(962)	566
Net cash provided by financing activities	423	1,432	2,457	4,499
Effect of foreign exchange rate changes on cash and cash equivalents	209	1,240	(602)	53
NET CHANGE IN CASH AND CASH EQUIVALENTS	(45,197)	(12,317)	(43,416)	(7,757)
CASH AND CASH EQUIVALENTS—Beginning of period	225,363	216,922	223,582	212,362
CASH AND CASH EQUIVALENTS—End of period	$180,166	$204,605	$180,166	$204,605

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2017	2016	2017	2016
Income (loss) from operations reconciliation:
GAAP loss from operations	$(4,339)	$(5,777)	$(14,436)	$(7,038)
Non-GAAP adjustments:
Stock-based compensation (1)	17,197	16,193	53,661	47,885
Amortization of intangibles (1)	4,219	574	7,313	1,294
Non-GAAP income from operations	$17,077	$10,990	$46,538	$42,141

Net income (loss) reconciliation:
GAAP net loss	$(1,819)	$(404)	$(5,703)	$(1,121)
Non-GAAP adjustments:
Stock-based compensation (1)	17,197	16,193	53,661	47,885
Amortization of intangibles (1)	4,219	574	7,313	1,294
Non-GAAP tax impact (2)	(7,316)	(5,697)	(21,243)	(14,795)
Non-GAAP net income	$12,281	$10,666	$34,028	$33,263

	Three Months Ended April 30,		Nine Months Ended April 30,
	2017	2016	2017	2016
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$(1,115)	$(2,358)	$(4,788)	$(2,413)
Non-GAAP adjustments:
Stock-based compensation	5,503	5,172	17,172	15,323
Amortization of intangibles	1,350	184	2,340	414
ISO deduction	57	24	111	192
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	406	317	1,620	(1,134)
Non-GAAP tax provision	$6,201	$3,339	$16,455	$12,382

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
Earnings per share reconciliation:	2017	2016	2017	2016
GAAP earnings per share - Diluted	$(0.02)	$(0.01)	$(0.08)	$(0.02)
Amortization of intangibles acquired in business combinations	0.06	0.01	0.10	0.02
Stock-based compensation	0.23	0.22	0.73	0.67
Less tax benefit of non GAAP items	(0.10)	(0.08)	(0.29)	(0.21)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	(0.01)	—	(0.01)	(0.01)
Non-GAAP earnings per share - Diluted	$0.16	$0.14	$0.45	$0.45

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended April 30,		Nine Months Ended April 30,
Shares used in computing non-GAAP per share amounts:	2017	2016	2017	2016
GAAP Weighted average shares - Diluted	74,175,603	72,297,934	73,731,132	71,769,613
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	1,053,252	1,324,561	1,293,010	1,683,984
Pro forma weighted average shares - Diluted	75,228,855	73,622,495	75,024,142	73,453,597

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Fourth Quarter Fiscal 2017			Full Year Fiscal 2017
Outlook reconciliation: GAAP and non-GAAP operating income
GAAP operating income	16.5	–	20.5	2.0	–	6.0
Non-GAAP adjustments:
Stock-based compensation	17.5	–	18.5	70.2	–	73.2
Amortization of intangibles	4.7	–	5.2	11.7	–	12.7
Non-GAAP operating income	39.4	–	43.4	86.0	–	90.0

Outlook reconciliation: GAAP and non-GAAP net income
GAAP net income	9.1	–	11.2	3.4	–	5.5
Non-GAAP adjustments:
Stock-based compensation	17.5	–	18.5	70.2	–	73.2
Amortization of intangibles	4.7	–	5.2	11.7	–	12.7
Non-GAAP tax impact	(4.7)	–	(4.1)	(25.9)	–	(25.3)
Non-GAAP net income	27.3	–	30.1	61.4	–	64.1